SCUDDER
                                                                     INVESTMENTS








Scudder GNMA Fund

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                                       Class AARP and Class S Shares
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                                       Annual Report
                                       September 30, 2001










The fund seeks to produce a high level of income while actively seeking to reduce downside risk compared with other GNMA mutual funds.

Contents
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         3      Letter from the Fund's President

         4      Performance Summary

         6      Portfolio Management Review

        12      Portfolio Summary

        13      Investment Portfolio

        15      Financial Statements

        18      Financial Highlights

        20      Notes to Financial Statements

        28      Report of Independent Accountants

        29      Tax Information

        29      Officers and Trustees

        30      Account Management Resources





Scudder GNMA Fund                                Ticker Symbol     Fund Number
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Class AARP                                           AGNMX             193
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Class S                                              SGINX             393
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Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President
--------------------------------------------------------------------------------


Dear Shareholder,

The tragedy of September 11 forged many changes in America in a very short time. It changed the way we think about our freedom, our safety, and our position in the world. In the aftermath, however, we have seen great acts of heroism and determination, and it is those aspects of the American character that will guide our recovery.

While we have never faced this type of incident before, history shows that the American people and the U.S. financial systems will recover and endure, as they have through world wars, natural and man-made disasters, assassinations, and other world-shattering events. Some investors may respond to the uncertainty by selling assets and retreating to cash, but our experience has told us to keep a steady hand and a focus on our end goals in spite of short-term turbulence. Investors rarely benefit from hasty decisions. While some may experience temporary setbacks in the quest to achieve their goals, we have confidence in the resilience of the American people and our financial markets.

At Zurich Scudder Investments, we are ready to serve you. If you feel compelled to make changes in your investment program, please guard against overreaction to help maintain the best strategy and to achieve your personal long-term goals. If you have any questions, please call us toll-free or visit us on the Web.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder GNMA Fund

-------------------------------------------------------------------------------
                    AARP Investment Program            Scudder Class S

   Web site:           aarp.scudder.com                 myScudder.com
   Toll-free:           1-800-253-2277                  1-800-SCUDDER
-------------------------------------------------------------------------------

Performance Summary                                           September 30, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Average Annual Total Returns
--------------------------------------------------------------------------------
                                             1-Year    3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Scudder GNMA Fund -- Class AARP              11.50%     6.28%    7.14%     6.55%
--------------------------------------------------------------------------------
Lehman Brothers GNMA Index+                  11.92%     7.27%    8.08%     7.65%
--------------------------------------------------------------------------------

                                                                         Life of
                                                                 1-Year  Class**
--------------------------------------------------------------------------------
Scudder GNMA Fund -- Class S                                    11.49%    11.90%
--------------------------------------------------------------------------------
Lehman Brothers GNMA Index+                                     11.92%    12.45%
--------------------------------------------------------------------------------

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

** On July 17, 2000, the Fund commenced offering Class S shares. Index comparisons begin on July 31, 2000.

--------------------------------------------------------------------------------
 Net Asset Value and Distribution Information
--------------------------------------------------------------------------------

                                                       Class AARP      Class S
--------------------------------------------------------------------------------
Net Asset Value:
9/30/01                                                $   15.32     $   15.32
--------------------------------------------------------------------------------
9/30/00                                                $   14.60     $   14.61
--------------------------------------------------------------------------------
Distribution Information:
Twelve Months:
  Income Dividends                                     $    0.91     $    0.92
--------------------------------------------------------------------------------
September Income Dividend                              $    0.075     $   0.075
--------------------------------------------------------------------------------
SEC 30-day Yield*                                           5.21%         5.21%
--------------------------------------------------------------------------------
Current Annualized Distribution Rate*                       5.87%         5.87%
--------------------------------------------------------------------------------

* Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2001. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended September 30, 2001, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

--------------------------------------------------------------------------------
 Class AARP Lipper Rankings -- GNMA Funds Category
--------------------------------------------------------------------------------

                                                         Number of
                                                            Funds     Percentile
Period                                     Rank           Tracked      Ranking
--------------------------------------------------------------------------------
1-Year                                      20      of      59           34
--------------------------------------------------------------------------------
3-Year                                      20      of      48           39
--------------------------------------------------------------------------------
5-Year                                      23      of      39           58
--------------------------------------------------------------------------------
10-Year                                     19      of      22           79
--------------------------------------------------------------------------------

Rankings are historical and do not guarantee future results.

Rankings are for Class AARP; rankings for share classes may vary.

Source: Lipper, Inc.

--------------------------------------------------------------------------------
 Growth of an Assumed $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                  Scudder GNMA Fund      Lehman Brothers
                    -- Class AARP         GNMA Index+

                         10000               10000
                         11119               11142
                         11774               11877
                         11550               11732
                         12741               13383
                         13351               14170
                         14484               15625
                         15701               16935
                         15857               17340
                         16913               18676
                         18851               20902

                        Yearly periods ended September 30
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Comparative Results
--------------------------------------------------------------------------------
Scudder GNMA Fund                            1-Year    3-Year   5-Year   10-Year
--------------------------------------------------------------------------------
Class AARP         Growth of $10,000         $11,150  $12,006   $14,120  $18,851
                   -------------------------------------------------------------
                   Average annual
                   total return              11.50%    6.28%     7.14%    6.55%
--------------------------------------------------------------------------------
Lehman Brothers    Growth of $10,000         $11,192  $12,342   $14,751  $20,902
GNMA Index+        -------------------------------------------------------------
                   Average annual
                   total return              11.92%    7.27%     8.08%    7.65%
--------------------------------------------------------------------------------

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance of the classes may differ.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review
--------------------------------------------------------------------------------


Scudder GNMA Fund: A Team Approach to Investing

Scudder GNMA Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Richard L. Vandenberg joined the Advisor as a portfolio manager in 1996 and the fund team in 1998. Mr. Vandenberg is responsible for setting the fund's investment strategy and overseeing security selection for the fund's portfolio. Mr. Vandenberg has over 26 years of investment management experience.

Portfolio Manager Scott E. Dolan joined the Advisor in 1989 and the fund team in 1997. Mr. Dolan has over 12 years of investment industry experience.

In the following interview, Richard L. Vandenberg and Scott E. Dolan, portfolio managers of Scudder GNMA Fund, discuss market conditions and the fund's investment strategy during the 12-month period ended September 30, 2001.


Q: Please talk about the fixed-income market environment over the past year.

A: A year ago, the Federal Reserve Board was still worrying about the potential for accelerating inflation and an economy that might be growing a little too fast. It had just completed a series of increases in short-term interest rates that left the Fed Funds Rate, the overnight interest rate banks charge each other, at 6.50 percent. That, combined with the Treasury's program of buying back longer-term debt, led to a situation called an "inverted yield curve," in which government bonds maturing in 10 years or more offered lower yields than shorter-term government notes.^1 An inverted yield curve occurs maybe once every 10 years. Then, in January of this year, amid increasing signs of a slowing economy, the Fed began a series of interest rate cuts. By October 2, the federal funds rate was down to 2.50 percent and long-term government bonds were yielding more than short-term government notes and the yield curve was once again "normal."

Q: How did the fund perform in this environment?

A: The fund's Class S shares total return of 11.49 percent was below that of its benchmark, the Lehman Brothers Government National Mortgage Association (GNMA) Index, which rose 11.92 percent, although the average GNMA fund as tracked by Lipper, Inc., returned


^1 The yield curve is a graph that shows the term structure of interest rates by plotting the yields of all bonds of the same quality, with maturities ranging from the shortest to the longest. The resulting curve shows the relationship among short-, intermediate- and long-term interest rates. A "normal," or positive, yield curve slopes upward from left to right because short-term rates are lower than intermediate- or long-term rates.

11.35 percent. While good performance in the fourth quarter of 2000 and the third quarter of 2001 contributed to the fund's return, the fund's relatively low sensitivity to changes in interest rates at a time when rates were falling detracted somewhat from performance. During much of the period, the fund had a near-neutral allocation in GNMAs, relative to its peers, at about 92 percent of assets. Then, at the beginning of the third calendar quarter, we cut back the fund's allocation to GNMAs to about 87 percent because we felt declining interest rates made Treasuries more attractive. This contributed to recent performance as Treasuries outperformed GNMAs late in the fund's fiscal year.

Q: How did falling interest rates make Treasuries more attractive?

A: It will help if we first explain how we manage the fund. We strive to provide high current income and safety of principal, while also seeking total return. We use a "top-down" approach to pursue this objective, focusing on the portfolio's sensitivity to changes in interest rates, the fund's positioning with respect to the yield curve, and the fund's allocation between GNMAs and Treasury securities -- all of which are backed by the full faith and credit of the U.S. government. We also do an extensive analysis of prepayment expectations -- the rate at which home owners may pay off mortgages early or refinance mortgages to take advantage of lower interest rates -- of individual GNMAs. To help manage exposure to prepayment risk, we adjust the fund's weighting between seasoned, or older, mortgages, which tend to have more predictable prepayment characteristics, and those that have been issued more recently. However, this year's dramatic decline in interest rates resulted in a relatively high

--------------------------------------------------------------------------------

                         GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the U.S. government with respect to the payment of principal and interest. Each GNMA security represents a pool of mortgages from which investors receive principal and interest payment each month. If interest rates fall, home owners tend to refinance and pay off their existing mortgages early, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal on the mortgages underlying GNMA securities tends to be repaid more slowly. However, the value of GNMAs issued previously with coupons that reflect lower prevailing rates -- which are now, of course, less attractive to investors -- will generally decline, reducing returns to investors. As a result, GNMA funds tend to perform best in environments in which interest rates are not changing significantly.

--------------------------------------------------------------------------------

number of mortgage refinancings and lower GNMA yields. So, as yields on GNMAs fell, their prices, which move in the opposite direction, rose to the point where they were no longer particularly inexpensive. Thus, given the fact that we felt that GNMAs were probably overvalued and less likely to give the fund good performance, we reduced the fund's GNMA exposure.

Q: Besides reducing the fund's allocation to GNMAs, what other changes did you make in the portfolio during the year?

A: Let's start by looking at two of the factors we watch closely: the yield curve and duration. Most of the time, the yield curve is positive, with short-term rates lower than long-term rates. Occasionally, though not very often, the curve is inverted, and short-term rates are higher than long-term rates. That happened late in 2000, after the last of the Fed's interest-rate increases. In a flat yield curve, there is little difference between short- and long-term rates.

In managing the fund, we can increase the proportion of assets in short-, intermediate- or longer-term bonds depending on our outlook for interest rates. Just as an investor in the stock market tries to buy stock of companies before their prices go up, we try to increase the fund's positions in bond maturities whose interest rates we think will be going down, causing their prices (which move in the opposite direction) to go up. The fund's allocation along the yield curve directly affects the fund's duration, or sensitivity to changes in interest rates. With a relatively long duration, the fund's price is more sensitive to changes in rates than it would be with a shorter duration.

Q: So, what positions did you take for the fund along the yield curve?

A: Early in the year, the fund's weighting on the curve was close to neutral relative to the fund's peers. Then, after the Fed started cutting short-term interest rates in January, the market did not change much until April, when longer-term rates began to rise somewhat, and they rose rather precipitously. The price of the long-term bond fell about 7 1/2 points from April until perhaps July or August. It was a very short and rather severe correction. During that period, the fund kept its duration fairly short to reduce the fund's interest rate sensitivity, and that worked well for the fund.

By the last two weeks of September, after the Fed had cut interest rates eight times, the yield curve steepened dramatically, meaning longer-term rates were high relative to short-term rates. At that time, we moved the fund out of intermediate bonds but kept the duration of the fund neutral, by staying invested in the fund's short-term positions and adding longer-term bonds. We did this because we expect that the yield curve will not steepen further but in fact will start to flatten as the Fed keeps short-term interest rates low, making yields on longer-term bonds more attractive to investors who will, in turn, drive down longer-term rates vs. shorter-term rates.

Q: Where do you see things going from here for the next several months?

A: We don't see overall rates dropping much more from here, for a while, anyway. We think we'll see the yield curve flatten somewhat, however, especially as rates in the longer end come down. We don't know how long that will take, but we don't think the curve is going to steepen much further, if at all, which means we don't see a precipitous increase in long-term rates, either.

Finally, over the short run, we are going to see a disruption in economic activity because of the September 11 terrorist attack. Whether this event will have a profound enough impact on the country to affect long-term economic growth prospects remains to be seen. We do know that U.S. fiscal spending will be stepped up for defense and other purposes, and we believe our economy is going to be moving forward by the second quarter of next year.


The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary                                             September 30, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Sector Diversification                                 9/30/01        9/30/00
--------------------------------------------------------------------------------

Government National Mortgage Association                   75%            95%
U.S. Treasury Obligations                                   8%             5%
Cash Equivalents                                           17%             --
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 GNMA Coupons*                                          9/30/01        9/30/00
--------------------------------------------------------------------------------

0-Less than 7%                                             38%            25%
7-Less than 8%                                             46%            49%
8% or greater                                              16%            26%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

*   Exclude Cash Equivalents and U.S. Treasury Obligations

--------------------------------------------------------------------------------
 Effective Maturity                                     9/30/01        9/30/00
--------------------------------------------------------------------------------

0-5 years                                                  35%             4%
5-8 years                                                  43%            30%
Greater than 8 years                                       22%            66%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

Sector diversification is subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                    as of September 30, 2001
--------------------------------------------------------------------------------

                                                   Principal
                                                    Amount ($)       Value ($)
--------------------------------------------------------------------------------
 U.S. Treasury Obligations 7.7%
--------------------------------------------------------------------------------
U.S. Treasury Bond, 7.625%, 2/15/2025               10,900,000      13,975,871
U.S. Treasury Bond, 8%, 11/15/2021                  25,000,000      32,824,250
U.S. Treasury Bond, 11.25%, 2/15/2015               50,000,000      79,859,500
U.S. Treasury Bond, 11.75%, 11/15/2014              19,300,000      28,521,733
U.S. Treasury Bond, 12.75%, 11/15/2010              34,600,000      46,412,786
U.S. Treasury Bond, 14%, 11/15/2011                 70,000,000     102,057,900
U.S. Treasury Note, 4.625%, 5/15/2006               17,000,000      17,595,000
U.S. Treasury Note, 5%, 2/15/2011 (d)               16,000,000      16,444,960
U.S. Treasury Note, 5%, 8/15/2011                   42,000,000      43,384,740
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $374,309,572)                381,076,740
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Government National Mortgage Association 75.0%*
--------------------------------------------------------------------------------
6% with various maturities to 10/1/2031 (c)        371,448,492     373,328,476
6.5% with various maturities to 10/1/2031 (c)    1,006,313,491   1,030,832,772
7% with various maturities to 7/15/2031 (c)        965,972,915   1,005,056,508
7.5% with various maturities to 10/1/2031 (c)      681,057,763     711,725,561
8% with various maturities to 5/15/2031            443,508,145     467,013,180
8.5% with various maturities to 2/15/2031           82,006,788      87,134,056
9% with various maturities to 9/15/2030             21,108,337      22,661,496
9.5%, 1/15/2021                                         36,952          40,719
10.5% with various maturities to 1/20/2021           3,667,713       4,158,003
11.5%, with various maturities to 2/15/2016            857,016         986,079
12% with various maturities to 7/15/2015             1,871,166       2,169,664
12.5% with various maturities to 8/15/2015           1,670,441       1,944,394
13% with various maturities to 7/15/2015               208,058         246,150
13.5% with various maturities to 10/15/2014            276,402         330,915
14% with various maturities to 12/15/2014              174,447         208,216
14.5%, 10/15/2014                                       60,873          74,398
15% with various maturities to 10/15/2012              134,213         161,837
16%, 2/15/2012                                          42,989          51,421
--------------------------------------------------------------------------------
Total Government National Mortgage Association
  (Cost $3,603,265,491)                                          3,708,123,845
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Cash Equivalents 17.3%
--------------------------------------------------------------------------------
Zurich Scudder Cash Management QP Trust, 3.2%
  (b) (Cost $857,467,794)                          857,467,794     857,467,794
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $4,835,042,857) (a)   4,946,668,379
--------------------------------------------------------------------------------

* The investments in mortgage-backed securities of the Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.

(a) The cost for federal income tax purposes was $4,835,042,857. At September 30, 2001, unrealized appreciation for all securities based on tax cost was $111,625,522.

(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The unaudited rate shown is the annualized seven-day yield at September 30, 2001.

(c)  When-issued or forward delivery pools included.

(d) At September 30, 2001, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

At September 30, 2001, open futures contracts purchased were as follows:

                                                  Aggregate Face
Futures                    Expiration  Contracts     Value ($)       Value ($)
--------------------------------------------------------------------------------
20 year U.S. Treasury Bond  12/19/01     1,036    108,867,500      109,298,000
--------------------------------------------------------------------------------
Total unrealized appreciation on open futures contracts purchased $    430,500
--------------------------------------------------------------------------------


At September 30, 2001, open futures contracts sold short were as follows:

                                                  Aggregate Face
Futures                    Expiration  Contracts     Value ($)       Value ($)
--------------------------------------------------------------------------------
5 year U.S. Treasury Note   12/19/01     1,983    214,586,454      214,535,813
--------------------------------------------------------------------------------
10 year U.S. Treasury Note  12/19/01      450      48,437,972       48,951,563
--------------------------------------------------------------------------------
Total unrealized depreciation on open futures contracts sold short$    462,950
--------------------------------------------------------------------------------

Financial Statements
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of September 30, 2001
----------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------
Investments in securities, at value (cost $4,835,042,857)         $ 4,946,668,379
----------------------------------------------------------------------------------
Cash                                                                       10,000
----------------------------------------------------------------------------------
Interest receivable                                                    26,371,793
----------------------------------------------------------------------------------
Receivable for Fund shares sold                                         2,756,280
----------------------------------------------------------------------------------
Receivable for daily variation on open futures contracts                  634,543
----------------------------------------------------------------------------------
Total assets                                                        4,976,440,995
----------------------------------------------------------------------------------

Liabilities
----------------------------------------------------------------------------------
Payable for when-issued and forward delivery securities               653,009,156
----------------------------------------------------------------------------------
Payable for investments purchased -- mortgage dollar rolls             39,990,000
----------------------------------------------------------------------------------
Payable for Fund shares redeemed                                        7,477,758
----------------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                         6,081
----------------------------------------------------------------------------------
Accrued management fee                                                  1,434,784
----------------------------------------------------------------------------------
Other accrued expenses and payables                                     1,123,590
----------------------------------------------------------------------------------
Total liabilities                                                     703,041,369
----------------------------------------------------------------------------------
Net assets, at value                                              $ 4,273,399,626
----------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------
Net assets consist of:
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                         111,625,522
----------------------------------------------------------------------------------
  Futures                                                                 (32,450)
----------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                 (347,831,977)
----------------------------------------------------------------------------------
Paid-in capital                                                     4,509,638,531
----------------------------------------------------------------------------------
Net assets, at value                                              $ 4,273,399,626
----------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------
Class AARP

Net Asset Value, offering and redemption price per share
($3,874,718,772 / 252,944,622 outstanding shares of
beneficial interest, $.01 par value,  unlimited number
of shares authorized)                                             $         15.32
----------------------------------------------------------------------------------
Class S

Net Asset Value, offering and redemption price per share
($398,680,854 / 26,028,520 outstanding shares of
beneficial interest, $.01 par value, unlimited
number of shares authorized)                                      $         15.32
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------
 Statement of Operations for the year ended September 30, 2001
----------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------
Income:
Interest                                                          $   276,301,382
----------------------------------------------------------------------------------
Expenses:
Management fee                                                         16,320,051
----------------------------------------------------------------------------------
Administrative fee                                                     12,240,048
----------------------------------------------------------------------------------
Trustees' fees and expenses                                                51,752
----------------------------------------------------------------------------------
Other                                                                     524,131
----------------------------------------------------------------------------------
Total expenses, before expense reductions                              29,135,982
----------------------------------------------------------------------------------
Expense reductions                                                           (218)
----------------------------------------------------------------------------------
Total expenses, after expense reductions                               29,135,764
----------------------------------------------------------------------------------
Net investment income                                                 247,165,618
----------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
----------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                            69,651,829
----------------------------------------------------------------------------------
Futures                                                                 7,912,975
----------------------------------------------------------------------------------
                                                                       77,564,804
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                           119,320,764
----------------------------------------------------------------------------------
Futures                                                                   682,102
----------------------------------------------------------------------------------
                                                                      120,002,866
----------------------------------------------------------------------------------
Net gain (loss) on investment transactions                            197,567,670
----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $   444,733,288
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------
 Statements of Changes in Net Assets
----------------------------------------------------------------------------------
                                                     Years Ended September 30,
Increase (Decrease) in Net Assets                      2001             2000
----------------------------------------------------------------------------------
Operations:
Net investment income                            $   247,165,618  $   256,609,363
----------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                          77,564,804      (65,807,648)
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period            120,002,866       59,681,775
----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                      444,733,288      250,483,490
----------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:
  Class AARP                                        (227,213,791)    (252,758,004)
----------------------------------------------------------------------------------
  Class S                                            (21,959,309)      (3,998,399)
----------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                            514,351,054      172,945,088
----------------------------------------------------------------------------------
Net assets acquired in tax-free reorganization                --      298,604,668
----------------------------------------------------------------------------------
Reinvestment of distributions                        151,670,574      143,801,796
----------------------------------------------------------------------------------
Cost of shares redeemed                             (597,199,469)    (816,123,629)
----------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
share transactions                                    68,822,159     (200,772,077)
----------------------------------------------------------------------------------
Increase (decrease) in net assets                    264,382,347     (207,044,990)
----------------------------------------------------------------------------------
Net assets at beginning of period                  4,009,017,279    4,216,062,269
----------------------------------------------------------------------------------
Net assets at end of period (including
accumulated distributions in excess of net
investment income of $13,539,752 at September
30, 2000)                                        $ 4,273,399,626  $ 4,009,017,279
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

Class AARP

--------------------------------------------------------------------------------
 Years Ended September 30,           2001     2000      1999     1998      1997
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of
period                             $14.60   $14.61    $15.40   $15.16   $14.91
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income               .91^b    .94       .94      .99      .98
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                        .72     (.01)     (.79)     .24      .25
--------------------------------------------------------------------------------
  Total from investment operations   1.63      .93       .15     1.23     1.23
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.91)    (.94)     (.94)    (.99)    (.98)
--------------------------------------------------------------------------------
Net asset value, end of period     $15.32   $14.60    $14.61   $15.40   $15.16
--------------------------------------------------------------------------------
Total Return (%)                    11.50     6.62       .99     8.40     8.49
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                       3,875     3,703    4,216     4,593    4,584
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                        .71      .74^a     .65      .61      .65
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                        .71      .73^a    .65       .61      .65
--------------------------------------------------------------------------------
Ratio of net investment income (%)   6.06     6.52      6.25     6.52     6.51
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          203^c    264^c     245^c     160       87
--------------------------------------------------------------------------------

^a The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were .73% and .73%, respectively.

^b   Based on average shares outstanding during the period.

^c The portfolio turnover rates including mortgage dollar roll transactions were 231%, 337% and 258% for the years ended September 30, 2001, 2000 and 1999, respectively.

Class S

--------------------------------------------------------------------------------
 Years Ended September 30,                                      2001     2000^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $14.61  $14.45
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                          .91^b   .19
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                   .72     .16
--------------------------------------------------------------------------------
  Total from investment operations                              1.63     .35
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                         (.92)   (.19)
--------------------------------------------------------------------------------
Net asset value, end of period                                $15.32  $14.61
--------------------------------------------------------------------------------
Total Return (%)                                               11.49    2.72**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           399     306
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            .72     .68^c*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                              6.05    6.64*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     203^d   264^d
--------------------------------------------------------------------------------

^a For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.

^b   Based on average shares outstanding during the period.

^c The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction was .71%.

^d The portfolio turnover rates including mortgage dollar roll transactions were 231% and 337% for the years ended September 30, 2001 and 2000, respectively.

*   Annualized

**  Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder GNMA Fund (the "Fund") is a series of Scudder Income Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data as well as broker quotes. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that most fairly reflects fair value, as determined in accordance with procedures approved by the Trustees.

When-Issued and Forward Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date).

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option, it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2001, the Fund had a net tax basis capital loss carryforward of approximately $347,865,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2003 ($238,618,000), September 30, 2007 ($9,280,000) and September
30, 2008 ($99,967,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Effective May 29, 2001, net investment income is declared and distributed to shareholders monthly. Prior to May 29, 2001, all of the net investment income of the Fund was declared as a daily dividend and was distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. All discounts, with the exception of mortgage-backed securities, are accreted for tax and financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Other expenses in the Statement of Operations include ordinary changes of estimates in expenses.

B. Purchases and Sales of Securities

During the year ended September 30, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $5,559,580,014 and $5,740,157,207, respectively. Purchases and sales of U.S. Government obligations aggregated $2,486,677,813 and $2,414,133,406, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $1,114,861,002 and $1,116,432,802, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.400% on the first $5,000,000,000 of average daily net assets, 0.385% on the next $1,000,000,000 of such net assets and 0.370% of such net assets in excess of $6,000,000,000 of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Accordingly, for the year ended September 30, 2001, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.40% of the Fund's average daily net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. Definitive transaction agreements are expected to be signed in the fourth quarter of 2001 and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first quarter of 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.300% and 0.300%, respectively, of average daily net assets for Class AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the ZSI, provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). For the year ended September 30, 2001, the Administrative Fee was as follows:

                                                                     Unpaid at
                                                        Total      September 30,
Administrative Fee                                    Aggregated       2001
--------------------------------------------------------------------------------
Class AARP                                           $11,170,997   $   958,148
--------------------------------------------------------------------------------
Class S                                                1,069,051        99,769
--------------------------------------------------------------------------------
                                                     $12,240,048   $ 1,057,917
--------------------------------------------------------------------------------


Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. ZSI does not receive a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended September 30, 2001, totaled $4,580,118 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows:
0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2001, pursuant to the Administrative Agreement, the Administrative Fee was reduced for custodian credits earned by $218.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus
0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Acquisition of Assets

On July 14, 2000, the Fund acquired all of the net assets of Scudder GNMA Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 20,660,722 shares of the Class S shares of the Fund for 21,114,873 shares of Scudder GNMA Fund outstanding on July 14, 2000. Scudder GNMA Fund's net assets at that date ($298,604,668), including $3,279,529 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $3,730,839,567. The combined net assets of the Fund immediately following the acquisition were $4,029,444,235.

G. Adoption of New Accounting Principle

The Fund will adopt the provisions of AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to amortize premium and accrete discount on all fixed-income securities. In addition, paydowns on mortgage-backed securities which are included in realized gain/loss on investment transactions will be included as interest income. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization/accretion that would have been recognized had amortization/accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

                            Year Ended                      Year Ended
                        September 30, 2001              September 30, 2000
----------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
----------------------------------------------------------------------------------

Shares sold
----------------------------------------------------------------------------------
Class AARP         21,277,605    $320,323,519    10,701,294**     $154,313,547**
----------------------------------------------------------------------------------
Class S            12,970,526     194,027,535     1,287,552*        18,631,541*
----------------------------------------------------------------------------------
                                 $514,351,054                     $172,945,088
----------------------------------------------------------------------------------

Shares issued to shareholders in tax-free reorganization
----------------------------------------------------------------------------------
Class AARP                 --    $         --            --       $         --
----------------------------------------------------------------------------------
Class S                    --              --    20,660,722        298,604,668
----------------------------------------------------------------------------------
                                 $         --                     $298,604,668
----------------------------------------------------------------------------------

Shares issued to shareholders in reinvestment of distributions
----------------------------------------------------------------------------------
Class AARP          8,952,574    $134,142,865     9,763,929**     $140,875,589**
----------------------------------------------------------------------------------
Class S             1,168,935      17,527,709       200,855*         2,926,207*
----------------------------------------------------------------------------------
                                 $151,670,574                     $143,801,796
----------------------------------------------------------------------------------

Shares redeemed
----------------------------------------------------------------------------------
Class AARP        (30,914,785)   $(461,821,938) (55,430,027)**   $(798,258,929)**
----------------------------------------------------------------------------------
Class S            (9,026,314)    (135,377,531)  (1,233,756)*      (17,864,700)*
----------------------------------------------------------------------------------
                                 $(597,199,469)                  $(816,123,629)
----------------------------------------------------------------------------------

Net increase (decrease)
----------------------------------------------------------------------------------
Class AARP           (684,606)    $(7,355,554)  (34,964,804)**   $(503,069,793)**
----------------------------------------------------------------------------------
Class S             5,113,147      76,177,713    20,915,373*       302,297,716*
----------------------------------------------------------------------------------
                                 $ 68,822,159                    $(200,772,077)
----------------------------------------------------------------------------------

* Class S shares are for the period from July 17, 2000 (commencement of sales of Class S) to September 30, 2000.

** On July 17, 2000, existing shares of the Fund were redesignated as Class AARP shares.

Report of Independent Accountants
--------------------------------------------------------------------------------


To the Trustees of Scudder Income Trust and the Shareholders of Scudder GNMA
Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder GNMA Fund (the "Fund") at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
November 16, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------


Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


Officers and Trustees
--------------------------------------------------------------------------------


Linda C. Coughlin*
        President and Trustee

Henry P. Becton, Jr.
        Trustee; President, WGBH Educational Foundation

Dawn-Marie Driscoll
        Trustee; President, Driscoll Associates;
        Executive Fellow, Center for Business
        Ethics, Bentley College

Edgar R. Fiedler
        Trustee; Senior Fellow and
        Economic Counsellor, The
        Conference Board, Inc.

Keith R. Fox
        Trustee; General Partner,
        The Exeter Group of Funds

Jean Gleason Stromberg
        Trustee; Consultant

Jean C. Tempel
        Trustee; Managing Director,
        First Light Capital, LLC

Steven Zaleznick
        Trustee; President and Chief Executive
        Officer, AARP Services, Inc.

Thomas V. Bruns*
        Vice President

Scott E. Dolan*
        Vice President

John E. Dugenske*
        Vice President

William F. Glavin, Jr.*
        Vice President

James E. Masur*
        Vice President

Howard S. Schneider*
        Vice President

Richard L. Vandenberg*
        Vice President

John Millette*
        Vice President and Secretary

Kathryn L. Quirk*
        Vice President and Assistant Secretary

John R. Hebble*
        Treasurer

Thomas Lally*
        Assistant Treasurer

Brenda Lyons*
        Assistant Treasurer

Caroline Pearson*
        Assistant Secretary



*   Zurich Scudder Investments, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program
--------------------------------------------------------------------------------

 Convenient ways to   Automatic Investment Plan
    invest, quickly
       and reliably   A convenient investment program in which money is
                      electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average"-- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                      Automatic Dividend Transfer

                      The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                      QuickBuy

                      Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                      Payroll Deduction and Direct Deposit

                      Have all or part of your paycheck--even government checks -- invested in up to four Scudder funds at one time.

                      * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.
--------------------------------------------------------------------------------

   Around-the-clock   Automated Information Lines
 electronic account
        service and   Scudder Class S Shareholders:
       information,   Call SAIL(TM)--1-800-343-2890
     including some
       transactions   AARP Investment Program Shareholders:
                      Call Easy-Access Line-- 1-800-631-4636

                      Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                      Web Site

                      Scudder Class S Shareholders --
                      myScudder.com

                      AARP Investment Program Shareholders--
                      aarp.scudder.com

                      Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

                      The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Those who depend   Automatic Withdrawal Plan
      on investment
       proceeds for   You designate the bank account, determine the schedule (as
    living expenses   frequently as once a month) and amount of the redemptions,
    can enjoy these   and Scudder does the rest.
        convenient,
        timely, and   Distributions Direct
 reliable automated
withdrawal programs   Automatically deposits your fund distributions into the
                      bank account you designate within three business days afte each distribution is paid.

                      QuickSell

                      Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.
--------------------------------------------------------------------------------

           For more   Scudder Class S Shareholders:
  information about
     these services   Call a Scudder representative at
                      1-800-SCUDDER

                      AARP Investment Program Shareholders:

                      Call an AARP Investment Program representative at 1-800-253-2277
--------------------------------------------------------------------------------

 Please address all   For Scudder Class S Shareholders:
            written
  correspondence to   Scudder Investments
                      PO Box 219669
                      Kansas City, MO
                      64121-9669

                      For AARP Investment Program Shareholders:

                      AARP Investment Program
                      from Scudder Investments
                      PO Box 219735
                      Kansas City, MO
                      64121-9735
--------------------------------------------------------------------------------

                                   SCUDDER
                                   INVESTMENTS

                                   Two International Place
                                   Boston, MA 02110-4103